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                           SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.

                                      FORM 8-K/A

                          Pursuant to Section 13 or 15(d) of
                          The Securities Exchange Act of 1934


                              AMERICAN CINEMASTORES, INC.


Date of Report: MAY 6, 1997
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        Delaware                        0-23138              95-4374952
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(State or other jurisdiction        (Commission File     (I.R.S. Employer
of incorporation or organization)       Number)          Identification Number)


   9100 Wilshire Boulevard
   Beverly Hills, California                             90212
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  310-274-3456
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Former address: 7330 Varna Avenue, North Hollywood, CA 91605
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Amendment to 8-K filed April 21, 1997

Item 9.

     Re: Issuance of the debenture to The Monument Trust Company for value $200,000 received April 15, 1997.

     The debenture is convertible into Common Stock of the Company, all or in part, at a 40% discount of the close bid price at date of the transaction, being April 15, 1997, or at a 40% discount of the closing bid price at the time of conversion after the 41 day restriction period in accordance with Regulation S.